UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 2, 2022
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CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 2, 2022, the Board of Directors (the “Board”) of Cass Information Systems, Inc. (the “Company”) acted to increase the size of the Board to 11 directors and, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, elected Ann W. Marr as a member of the Board.
As a member of the Board, Ms. Marr will be entitled to receive the same compensation provided to the Company’s other non-employee directors, which includes a cash retainer and an annual grant of restricted stock valued at $60,000. Restricted stock awards are issued under the Company’s Amended and Restated Omnibus Stock and Performance Compensation Plan. The shares carry voting and dividend rights and vest in one year on the first anniversary date of the award or, if elected by the director, vest at retirement from the Board.
With respect to the election of Ms. Marr, there are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, no arrangements or understandings with any other person required to be disclosed pursuant to Item 5.02(d) of Form 8-K and 401(b) of Regulation S-K, and no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.
On August 4, 2022, the Company issued a press release announcing the election of Ms. Marr as a director. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated August 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 31, 2022

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	Chairman and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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